SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2011

ASCEND ACQUISITION CORP.
(Exact name of registrant as specified in its Charter)

Delaware	000-51840	20-3881465
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

435 Devon Park Drive, Bldg. 700, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (610) 977-7531

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

The information included in Item 3.02 of this Current Report on Form 8-K is also incorporated by reference into this Item 1.02 of this Current Report on Form 8-K to the extent necessary and required.

Item 3.02	Unregistered Sales of Equity Securities

On January 12, 2011, Don K. Rice converted the entire principal balances of five convertible promissory notes issued to him by Ascend Acquisition Corp. (the "Company") into an aggregate of 7,075,000 shares of common stock of the Company.  The five convertible promissory notes had an aggregate outstanding principal balance of $320,000, for an average per-share conversion price of $.045.  Because Mr. Rice was a Company director and officer at the time of the issuance described immediately preceding, this issuance is claimed to be exempt, pursuant to Section 4(2) of the Securities Act of 1933.

Item 5.01	Change in Control of Registrant

The information included in Item 3.02 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.01 of this Current Report on Form 8-K to the extent necessary and required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCEND ACQUISITION CORP.
(Registrant)

Date: January 19, 2011	By:	/s/ Don K. Rice
Don K. Rice,
Chief Executive Officer